[LOGO]             AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
              STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET

                (DO NOT USE THIS FORM FOR MULTI-TENANT PROPERTY)

1.  BASIC PROVISIONS ("BASIC PROVISIONS")
    1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, July 28, 1994, is made by and between INDUSTRIAL BOWLING CORP. ("LESSOR") and HAWKER PACIFIC, INC. ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

    1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 11260 Front, Sherman Way, Sun Valley, located in the County of LOS ANGELES, State of CA, and generally described as (describe briefly the nature of the property) 12,000 SQ. FT. ("PREMISES"). (See Paragraph 2 for further provisions.)

    1.3 TERM: 10 years and 0 months ("ORIGINAL TERM") commencing SEPTEMBER 1, 1994 ("COMMENCEMENT DATE") and ending AUGUST 31, 2004 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

    1.4 EARLY POSSESSION: ALREADY OCCUPIED ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

    1.5 BASE RENT: $4,560.00 per month ("BASE RENT"), payable on the 1st day of each month commencing SEPTEMBER 1, 1994 (See Paragraph 4 for further provisions.) /X/ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

    1.6   BASE RENT PAID UPON EXECUTION:  $ N/A as Base Rent for the period.

    1.7 SECURITY DEPOSIT: $3,900.00 paid on prior lease ("SECURITY DEPOSIT"). (See Paragraph 5 for further provisions.)

    1.8 PERMITTED USE: LEGAL USAGE FOR M-2 ZONING (See Paragraph 6 for further provisions.)

    1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

    1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
N/A                                                          represents
___________________________________________________________________________
/ / Lessor exclusively ("LESSOR'S BROKER"); / / both Lessor and Lessee, and
___________________________________________________________________________
/ / Lessee exclusively ("LESSEE'S BROKER"); / / both Lessee and Lessor. (See Paragraph 15 for further provisions.)

    1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by _____________________________________________ ("GUARANTOR").
(See Paragraph 37 for further provisions.)

    1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 50 and Exhibits____ N/A _________________all of which constitute a part of this Lease.

2.  PREMISES.

    2.1 LETTING. Lessor hereby leases to Lessee,and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

    2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

    2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

     2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.  TERM.

    3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

    3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such possession shall not affect nor advance the Expiration Date of the Original Term.

NET                                                      Initials   BH
                                                                  -------
                                                                    DL
                                                                  -------
                                     PAGE 1

       (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether proper notice thereof is given Lessee), or
(iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

       (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

       (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph
13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, with the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this lease on its behalf.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

      IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR
      EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX
      CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO
      THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE; IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at BURBANK, CA.                 Executed at BURBANK, CA.
on____________________________________   on____________________________________
by LESSOR:                               by LESSEE:
INDUSTRIAL BOWLING CORP.                 HAWKER PACIFIC, INC.


By  /s/  BRADLEY D. HOWARD               By  /s/  DAVID L. LOKKEN
  _____________________________________    ____________________________________
Name Printed: BRADLEY D. HOWARD          Name Printed: DAVID L. LOKKEN
Title:        VICE PRESIDENT             Title :       PRESIDENT AND CHIEF
                                                       EXECUTIVE OFFICER


By                                       By
  _____________________________________    ____________________________________
Name Printed: _________________________  Name Printed: ________________________
Title: ________________________________  Title: _______________________________
Address:  1819 W. OLIVE AVE.             Address: 11310 SHERMAN WAY
        _______________________________          _______________________________
          BURBANK, CA. 91506                      SUN VALLEY, CA 91352
_______________________________________  _______________________________________
Tel. No. (213) 849-2401                  Tel. No. (   )
         ______________                           _________________
Fax No.  (213) 849-1721                  Fax No. (    )
        _______________                          __________________


NET
                                     PAGE 10

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071, (213) 687-8777 Fax. No. (213) 687-8616.

                                                                      DL/BH